UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 2, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On November 2, 2025, SM Energy Company, a Delaware corporation (the “Company” or “SM Energy”), and Civitas Resources, Inc., a Delaware corporation (“Civitas”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Cars Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of SM Energy (“Merger Sub”). SM Energy and Civitas issued a joint press release, dated November 3, 2025, announcing the execution of the Merger Agreement and posted a joint investor presentation on their respective websites. Copies of the press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this Form 8-K that address events, or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the transactions contemplated by the Merger Agreement (the “Transaction”), pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of SM Energy or Civitas may not approve the Transaction, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of SM Energy’s common stock or Civitas’ common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of SM Energy and Civitas to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SM Energy’s or Civitas’ control, including those detailed in SM Energy’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at sm-energy.com/investors and on the SEC’s website at http://www.sec.gov, and those detailed in Civitas’ annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Civitas’ website at ir.civitasresources.com/investor-relations and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that SM Energy or Civitas believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy and Civitas in light of their perceptions of current conditions, expected future developments, and other factors that SM Energy and Civitas believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K.
No Offer or Solicitation
This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of the Company and Civitas and a prospectus of the

Company (the “Joint Proxy Statement/Prospectus”). Each of the Company and Civitas may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that the Company or Civitas, as applicable, may file with the SEC in connection with the proposed transaction. After the Registration Statement has been declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of the Company and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CIVITAS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about the Company, Civitas and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at https://ir.civitasresources.com/investor-relations/Overview/default.aspx. The information included on, or accessible through, the Company’s or Civitas’ website is not incorporated by reference into this communication.
Participants in the Solicitation
The Company, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by the Company on September 8, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company and Civitas using the sources indicated above.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1
Joint Press Release of SM Energy Company and Civitas Resources, Inc. dated November 3, 2025, entitled “SM Energy and Civitas Resources to Combine in $12.8 Billion Transformational Combination Delivering Superior Stockholder Value”

99.2	Joint Investor Presentation of SM Energy Company and Civitas Resources, Inc. dated November 3, 2025, entitled “Transformational Combination Delivering Superior Stockholder Value”
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	November 3, 2025	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President Corporate Development and General Counsel